Intangible Assets	12 Months Ended
Dec. 31, 2025
Intangible Assets [Abstract]
INTANGIBLE ASSETS
NOTE 10:	INTANGIBLE ASSETS

a.	On January 7, 2014, the Company signed a licensing agreement with Yeda Research and Development Company Ltd. (“Yeda”), as amended on September 6, 2015, to develop hCDR1, a Phase II-ready asset for the treatment of Systemic Lupus Erythematosus (“SLE”). The license from Yeda also included all clinical data of the Phase 1 and Phase 2A trials previously conducted with hCDR1. The terms of the license agreement include, among other things, reimbursement of patent expenses payable in installments, milestone payments to Yeda, royalties based on net sales, and additional customary royalties payable to the Israel Innovation Authority.

Under the license agreement, the Company is required to make milestone payments of up to $2.2 million: $200,000 upon starting a Phase 3 clinical trial, $1 million upon FDA approval to market in the U.S., and $250,000 for marketing approval in each of China and three of the European Union’s Group of Five. In addition, the Company is required to pay 2%-3% royalties of annual net sales and sublicense fees of 15%-20% of whatever it receives from any sub-license.

Under the license agreement, the Company was also required to meet certain development milestones, including the delivery of a trial protocol to Yeda, raising specified investment amounts, and commencement of a Phase 2 clinical trial. The Company decided not to conduct the Phase 2 trial itself and instead to seek a strategic partner. As a result, the development milestone relating to commencement of Phase 2 has not been met.

The term of the license agreement is the later of the date of expiry of the last of the licensed patents or the expiry of a continuous period of 11 years after first commercial sale in any country during which there shall not have been a first commercial sale in the U.S., EU, Japan, China or any OECD member. The license agreement may be terminated by the Company without cause upon 60 days prior written notice.

The license agreement may also be terminated by Yeda upon 45 days prior written notice if either the Company fails to meet certain development milestones or commercial sale shall have commenced and there shall be a period of 6 months of no sales, subject to certain exceptions. Yeda shall also be entitled to terminate the license agreement if the Company were to commence legal action against Yeda challenging the validity of any of the licensed patents, and the Company was unsuccessful in such challenge, in which event the Company would be required to pay Yeda liquidated damages of $8 million. Either party may also terminate the license agreement in the case of a material breach that remains uncured or certain bankruptcy events.

As of December 31, 2025, the Company had paid $380 thousand of patent expense reimbursements to Yeda. A remaining liability of $127 thousand is disclosed under accounts payable.

The Company reviews the hCDR1 asset for impairment on December 31 of each year, or more frequently if events or changes in circumstances indicate that an impairment may exist. If the carrying amount of the asset exceeds its recoverable amount, the asset is written down to its recoverable amount.

On October 1, 2024, the Company signed a letter of intent for the sublicense of hCDR1, and on February 12, 2025 entered into a definitive Exclusive Sublicense Agreement with Biossil Inc., a company incorporated under the laws of Canada (“Biossil”), for sublicense of hCDR1 (see also Note 28). Yeda was notified by the Company and by Biossil of the agreement and consented to its execution. In connection with the agreement, the Company engaged a third- party appraiser to assess the recoverable amount of the hCDR1 asset. Based on the appraisal, the Company recognized consideration of $157 thousand received from Biossil and an impairment loss of $223 thousand on the remaining carrying amount, resulting in the full derecognition of the hCDR1 asset.

The carrying amount as of December 31, 2025 is nil. For the year ended December 31, 2024, the Company measured the recoverable amount by deducting the fair value of its other assets and liabilities from the amount representing its market value, and concluded that no impairment was required.

b.	Intangible assets acquired as a result of subsidiary acquisition

On August 14, 2024, the Company completed the acquisition of 100% of the shares of Social Proxy. As part of the acquisition, the Company recognized intangible assets in the amount of $3,601 thousand. See also Note 5 . Effective January 1, 2025, Social Proxy was classified as a discontinued operation, and accordingly, the intangible assets attributable to Social Proxy (Technology, Customer List and Brand) are no longer included in the Group’s intangible assets from continuing operations as of December 31, 2025. See Note 6.

c.	Composition and movement:

	hCDR1	Technology	Customer List	Brand	Total
	U.S. dollars in thousands
Balance as of January 1, 2025	380	2,374	280	782	3,816
Reclassification to discontinued operations	-	(2,374)	(280)	(782)	(3,436)
Impairment loss	(223)				(223)
Derecognition upon receipt of consideration (Biossil sublicense)	(157)				(157)

Balance as of December 31, 2025	-	-	-	-	-

Amortization of the Social Proxy intangible assets (Technology, Customer List and Brand) for the period prior to its classification as a discontinued operation was recognized within general and administrative expenses in the statements of comprehensive income (loss). Effective January 1, 2025, amortization of these assets is presented within results from discontinued operations (see Note 6). The hCDR1 asset has not been amortized as it is not yet ready for use.